Enabling the Wireless Future

December 10, 2019



Wireless Telecom Group

Boonton CommAgility Microlab Noisecom

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements include, among others, long term targets for revenue growth, long term targets for adjusted EBITDA margin, growth in future addressable markets, our expectation that the Holzworth acquisition will close in January 2020 and will drive immediate accretive revenue growth and margin expansion. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, management's ability to integrate the Holzworth business successfully, the ability of management to successfully implement the Company's business plan and strategy; the loss of any significant customers of the Company; the Company's ability to acquire accretive businesses and successfully integrate acquired businesses; product demand and development of competitive technologies in the Company's market sector; the ability of the Company to grow addressable markets; the impact of competitive products and pricing; and other risks and uncertainties set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2018. These forward-looking statements speak only as of the date of this presentation and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

Company Overview



25
Wireless Telecom Group

Industry Leading Provider of Software, Hardware, and Services Which Enable the Development, Testing and Deployment of Specialized Wireless Communications and Connectivity

Top Tier Customers Across Growth Sectors

- Carriers, Tower Companies, Military, Government, Defense Contractors, Aerospace and Satellite Communications

Uniquely Positioned To Capitalize On Key Macro Growth Trends In Wireless Connectivity

- 5G Investment, Private LTE Growth, Aerospace/Defense Spending, Medical/Healthcare spending

Long-term Customer Relationships

- Embedded Base of High Performance, Innovative Products and Sticky Solutions

$49-50m
2019 Projected Revenue

~42%
International Sales
For 9 months ended 9/30/19

~150
Employees

Target
$100 Million Revenue
15% Adj. EBITDA Margin*
in 2023

**Adj. EBITDA margin is defined as Adj. EBITDA divided by Revenue: See definition of Adj. EBITDA and reconciliation of GAAP Net Income/(Loss) to Non-GAAP Adjusted EBITDA on page 20-21*

Vision, Mission, Strategy, Values

Our Vision	Enable the development, testing and deployment of wireless technology Target $100m of revenue and 15% Adjusted EBITDA margin in 2023*
Our Mission	Solve the most demanding wireless challenges through agile innovation and execution excellence
Our Strategy	Excel in technical leadership / design value contributions, innovate and expand our solution set Increase our addressable market, increase our share of spend in current customer base Add new strategic customers and expand our revenues outside of North America
Our Core Values	Customer responsiveness, growth orientation and peak performance

**Adj. EBITDA margin is defined as Adj. EBITDA divided by Revenue: See definition of Adj. EBITDA and reconciliation of GAAP Net Income/(Loss) to Non-GAAP Adjusted EBITDA on page 20-21*

What We Do

3 business segments with specialized products across the lifecycle of wireless connectivity

Develop

Embedded Solutions

End-solutions for private wireless networks
to-end customized



- Software: LTE Phy stack – modifications
- Hardware: Embedded Signal Processing modules

Test

Test & Measurement

Specialized devices and instruments for design and test of satellite, military, and commercial wireless systems



- Peak RF power meters
- Real-time power sensors
- RF noise source for signal communication testing

Deploy

Network Solutions

Components and integrated solutions enabling wireless network densification and reliable in-building coverage



- RF conditioning components
- DAS trays, splitters, combiners, filters, tappers; GPS Signal repeaters

Wireless Telecom Group
Boonton CommAgility Microlab Noisecom

Executive Leadership: Results Oriented, Shareholder Aligned



Timothy Whelan
Chief Executive Officer
June 2016

- BOD Member, Edgewater Technology 2015-2018
- Founder Echo Financial Consulting 2014-2016
- IPC Systems CFO/COO/President 1999-2013
  - 3 cycles PE ownership – CVC, GSCP, Silver Lake
- Ernst Young 1992-1999
- B.S. Villanova University; Lt., US Navy 1988-1992



Mike Kandell
Chief Financial Officer
January 2017

- Avaya 2004-2006, 2010-2016
- Precision Partners 2006-2009
- Ernst Young 1997-2004, Certified Public Accountant
- B.S. College of New Jersey



Dan Monopoli
Chief Technology Officer
September 2015

- WTG GM, Test & Measurement, Sep 2015-June 2017
- Teledyne LeCroy 2002-2015
- MBA, Columbia University
- MEng, Electrical Engineering, Stevens Institute of Technology
- B.S., Electrical Engineering, Binghamton University

Strategy	New Executive and Senior Leadership Teams	Developed and Launched a new Strategic Plan	New product and technology initiatives
M & A	CommAgility Acquisition	CommAgility successful Integration	Definitive Agreement To Acquire Holzworth
Operations	Process Improvement, Lean Manufacturing	Automation and manufacturing efficiency improvements	ISO quality enhancements and certifications
Financial	Focused Capital Allocation	Improved Financial Controls	Positioned For Long Term Growth

Leveraging Competitive Advantages to Win

Longevity and Brand Recognition

Long tenure leads to installed base of equipment and trusted reputation

Microlab (70 yrs)
Noisecom (25 yrs)
Boonton (70 yrs)
CommAgility (12 yrs)

Approved Customer Relationships

Demanding customers require vendor and product approvals

Carriers
Tower companies
Military Government
Defense
Subcontractors

Peak Performance Products

Solution set for specialty markets and requirements
Most difficult specifications

Guaranteed Low PIM, Fastest Measurements, Fastest Throughput, Precision noise generation

Customer Oriented Agile Solutions

Innovative & agile solutions
Design consultation value
Meeting unique customer needs

Flexible signal processing
Innovative & integrated solutions

Quality and Customer Satisfaction

Dedication to Quality and Reliability

Guaranteed performance
US manufacturing
ISO9001:2015
ISO 17025
OTD 95% targets
Vendor Inspection

Growth Opportunities

Increase In Wireless Connectivity Drives Major Macro Trends

Global Mobile Data Traffic, 2017 to 2022

Global Mobile Data Traffic will Increase 7-Fold from 2017-2022



46% CAGR
2017-2022
Exabytes per Month
0
10
20
30
40
50
60
70
80
90
12
19
29
41
57
77
2017
2018
2019
2020
2021
2022

Source: Cisco VNI Mobile, February 2019

Global Mobile Devices and Connections by Network Type



Billions of Devices or Connections
0
2
4
6
8
2017
2018
2019
2020
2021
2022
2G (33.8%, 8.5%)
4G (34.7%, 54.3%)
LPWA (1.5%, 14.0)
3G (30.0%, 19.8%)
5G (0.0%, 3.4%)

Source: Cisco VNI Mobile, February 2019

Major Trends Currently Driving WTG

Private LTE Deployments

Defense Spending Increase

Network Densification & 5G

Growth Trend: Private LTE Network Applications Driven By 5G

Private LTE Market is expected to grow to $11B by 2024 (28% CAGR)
(Source: Market Study Report, February 2019)

Embedded Solutions

Our Products






Sectors We Serve




R&D Test
Transportation
Satellite
Military




Aricent ALTRAN GROUP · LOCKHEED MARTIN · VIAVI · EUCAST · Coherent · DIDY

Applications We Address:
Automation and Industrial IOT; Secure Cellular Wireless Networks; Satellite Communications

Growth Trend: Defense Spending; 5G Increases Test and Measurement Needs

Defense spending (DoD base) increases
from $523B in 2017 to an estimated $718B in 2020
(Source: The Department of Defense, March 2019)

Test & Measurement

Our Products



Sectors We Serve




Military
Aerospace
Semiconductor
Satellite




BROADCOM. qorvo Selex ES Viasat Raytheon LOCKHEED MARTIN

Applications We Address:
Radar; Electronic Warfare; Interrogation Friend or Foe; Flight Readiness; Secure Communications; Signals Intelligence

Growth Trend: Network Densification, 5G Readiness, 5G Deployment

In-building wireless market to grow 16.4% CAGR by 2024; 4G network densification, spectrum deployment; 5G readiness
(Source: Market Study Report, February 2019)

Network Solutions

Our Products



SMART Coupler

Sectors We Serve





Carriers
Tower Companies
System Integrators
OEMS





at&t · verizon · orange · T-Mobile · ERICSSON · extenet SYSTEMS · AMERICAN TOWER · Telefónica · vodafone · CROWN CASTLE · MOTOROLA

Applications We Address:
5G Deployment; LAA and CBRS; Public Safety Communications; Small Cell Densification

Building Blocks to Future Success

Change and Improvement:
Board, Executive Team, Strategy, Go-To-Market Execution


Infrastructure, Product & Process Investments
Customer Portal; Customer Engagement/CRM; IT/ERP; Cyber Security; Product Roadmap
2015
2016
2017
2018
2019
2023
Tim Whelan
Mitch Herbets
Allan Weinstein, Mike Milligan
BOD Rebuild
Tim Whelan CEO
Mike Kandell CFO
Dan Monopoli CTO
Executive Team Rebuild
Acquisition / Integration Strategy
2/17 Acquired CommAgility / Active M&A strategy
11/19 Holzworth Acquisition Definitive Agreement

2015-2019 Revenue/Adj. EBITDA Margin

(in $000's)


$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
-$20,000
15%
10%
5%
0%
$33,109
$377
$31,327
$(1,832)
$46,078
$(4,493)
$52,788
$35
$49-50m
$100m
2015
2016
2017
2018
2019 - Projection
2023 - Target
Revenue
Net Income / (Loss)
Adj. EBITDA Margin*

Adj. EBITDA margin is defined as Adj. EBITDA divided by Revenue: See definition of Adj. EBITDA and reconciliation of GAAP Net Income/(Loss) to Non-GAAP Adjusted EBITDA on page 20-21

Organic Growth Strategy Driven By Product Roadmap

New

Customers

Existing

Leverage Core Technology

Modify and customize products and technology for new markets



CA-K2L-RF2



NC5000A

Increase Addressable Market

Develop new technology and new products for new markets, 5G



GPS Repeater


Microlab
SMART Coupler

SMART Passives

Leverage the Installed Base

Refresh and enhance portfolio for evolving 5G needs and trends



4500C



CA-D8A4-RF4

Increase Share of Customer Spend

Develop new products for where our customers are going



CPS2000



MCC Series

Core Technology **Products** *New Development*

M&A Approach and Strategy

Common customers and/or sales channels

Businesses which fit into one of our three existing segments

Private LTE

Defense

Network Densification / 5G

Embedded Solutions

Network Solutions

Test & Measurement

Specialty, high value products

Purchase structures aligned to long-term shareholder interests

Revenue and profitability accretion

November 13, 2019 Definitive Agreement Executed

holzworth instrumentation

Specialty Phase Noise Analyzers and Signal Generators


LO1
DUT
LO2
HSM12001B
HSM6001B

A strategic acquisition of a company in the Test & Measurement markets, with:

- Common Customers
- Common Channels
- Common Markets
- Adjacent Technology

Military, Aerospace, Semiconductor, Satellite



Initial Cash Purchase Price $8M,
$1.5M Deferred Cash Payments,
$500k Equity

NORTHROP GRUMMAN Raytheon LOCKHEED MARTIN

Closing contingent on Company obtaining financing; expected January 2020

The acquisition is expected to drive immediate accretive revenue growth and margin expansion in the T&M Segment

Scorecard of Company Strategy

	2016	2018	2023
Grow Addressable Markets (Company estimates)	~$375m Before CommAgility	~$475m Including CommAgility	~$750m Long-term target

Expand Geographic presence and revenue diversity

2016 — Revenue by Segment / Region

2018 — Revenue by Segment / Region


Embedded Solutions
Test & Measurement
Network Solutions
North America
EMEA
APAC

Diversify the product base to higher value solutions


SMART Coupler

10+ new / refreshed product releases in the <u>last 3 years:</u>

	2016	2018	2023
Achieve Scale and Operating Leverage	$31.3m revenue 0% * Adj. EBITDA Margin	$52.8m revenue 9.1% * Adj. EBITDA Margin	$100m revenue ~15% * Adj. EBITDA Margin

*Adj. EBITDA margin is defined as Adj. EBITDA divided by Revenue: See definition of Adj. EBITDA and reconciliation of GAAP Net Income/(Loss) to Non-GAAP Adjusted EBITDA on page 20-21

Balance Sheet Highlights

Strong Balance Sheet

	12/31/18	9/30/19
Cash & Cash Equivalents	$5.0m	$2.7m
Net Deferred Tax Asset	$5.0m	$5.3m
Working Capital	$10.8m	$11.0m
Short & Long-Term Debt	$2.0m	$3.0m
Shareholders' Equity	$32.0m ($1.51 per share)	$31.3m ($1.47 per share)

Revenue Growth and Segment Diversification

Revenue by Segment
(in $ Millions)



Embedded Solutions
Test & Measurement
Network Solutions
$11
$20
$10
$13
$23
$16
$14
$22
$12
$9
$17
2016
2017
2018
2019
FIRST 9 MONTHS

Consolidated Results
(in $ Millions)

	2016	2017	2018	2019 First 9 Months
Revenue	$31.3	$46.1	$52.8	$37.4
Net Income (Loss)	$(1.8)	$(4.5)	$.035	$(0.6)
Adj. EBITDA*	$0.0	$3.6	$4.8	$1.6

**Adj. EBITDA margin is defined as Adj. EBITDA divided by Revenue: See definition of Adj. EBITDA and reconciliation of GAAP Net Income/(Loss) to Non-GAAP Adjusted EBITDA on page 20-21*

Summary

What We Do

Enable the **Development**, **Testing** and **Deployment** of Wireless Communications and Connectivity



Who We Sell To

Includes **Top-Tier Multinationals** in the Wireless Carrier, Military, Government, Aerospace, Electronics, Medical, and Satellite Industries



Growth Trends We Address

Ongoing **Network Densification**, 5G and **Private LTE Deployment**, **Increasing Defense Spending**



Wireless Telecom Group

Boonton CommAgility Microlab Noisecom

Explanation of Use of Non-GAAP Measures

Wireless Telecom Group, (the "Company"), reports its financial results in accordance with generally accepted accounting principles ("GAAP"). Management believes, however, that certain non-GAAP financial measures used in managing the Company's business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. The foregoing measures do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.

The Company defines EBITDA as its net earnings before interest, taxes, depreciation and amortization. "Adjusted EBITDA" is EBITDA excluding our stock compensation expense, restructuring charges, acquisition expenses, integration expenses, the one-time non-cash inventory impairment charges, unrealized and realized foreign exchange gains and losses, and other non-recurring costs and includes cash received in 2018 related to revenue that would have been recognized in 2018 but for the adoption of ASU 606. A reconciliation of net income to non-GAAP Adjusted EBITDA set forth on page 26.

The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. The Company does not provide a forward-looking reconciliation of expected Adjusted EBITDA Margin as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful.

The Company views Adjusted EBITDA and Adjusted EBITDA margin as important indicators of performance, consistent with the manner in which management measures and forecasts the Company's performance. We believe Adjusted EBITDA and Adjusted EBITDA margin are important performance metrics because they facilitate the analysis of our results, exclusive of certain non-cash items, including items which do not directly correlate to our business operations.

The Company believes that Adjusted EBITDA and Adjusted EBITDA margin metrics provide qualitative insight into our current performance and we use these measures to evaluate our results. Additionally, we use Adjusted EBITDA to measure the performance of our management team and management's entitlement to incentive compensation. We believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period.

2015 to 2019 Adjusted EBITDA Reconciliation

Reconciliation of Net Income/(Loss) to Non-GAAP EBITDA and Non-GAAP Adjusted EBITDA:	Nine Months Ended September 30 2019	Twelve Months Ended December 31 2018	2017	2016	2015
GAAP Net Income/(Loss), as reported	**$ (649)**	**$ 35**	**$ (4,493)**	**$ (1,832)**	**$ 377**
Tax Provision/(Benefit)	(256)	48	1,247	(352)	346
Depreciation and Amortization Expense	1,671	2,305	1,747	636	458
Interest Expense	248	575	296	-	-
Non-GAAP EBITDA	**1,014**	**2,963**	**(1,203)**	**(1,548)**	**1,181**
Stock Compensation Expense	560	702	536	699	313
ASC 606 Adjustment	-	345	-	-	-
Merger and Acquisition Expenses	-	-	1,290	1,208	-
Integration Expenses	-	60	386	-	-
Inventory Impairment	-	-	1,930	-	-
Inventory Recovery	(18)	(28)	(25)	-	-
FX (Gain)/Loss	(257)	104	32	-	-
US GAAP Purchase Accounting		105	71	-	-
Change in Fair Value of Contingent Consideration	-	578	(253)	-	-
Restructuring Charges and Other Non-Recurring Costs	123	-	881	51	137
Insurance Settlement Gain	-	-	-	(410)	-
Non Recurring Arbitration Legal Costs	156				
Non-GAAP Adjusted EBITDA	**$ 1,578**	**$ 4,829**	**$ 3,645**	**$ 0**	**$ 1,631**
Adjusted EBITDA Margin (% of revenue)	**4.2%**	**9.1%**	**7.9%**	**0%**	**4.9%**

Wireless Telecom Group
Boonton CommAgility Microlab Noisecom